                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 August 12, 2002
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                        BALDWIN TECHNOLOGY COMPANY, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      1-9334                  13-3258160
----------------------------          ------------           ------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)


                    Twelve Commerce Drive, Shelton, CT. 06484
              -----------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


                                 (203) 402-1000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if changed since Last Report)


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Item 5.           Other Events

         On October 31, 2000, Baldwin Technology Company, Inc. ("Baldwin or the "Company") entered into a $35,000,000 Revolving Credit Facility (the "Credit Facility") with Fleet National Bank and First Union National Bank (collectively the "Banks"), which had an original scheduled maturity date of October 31, 2003. The Credit Facility consisted of a $25,000,000 Revolving credit line (the "Revolver") and a $10,000,000 credit line to be utilized for acquisitions, (the "Acquisition Line"). On January 28, 2002, following the divestiture of the roll handling group, the Credit Facility was amended (the "Amended Credit Facility"), which included the removal of the Acquisition Line, a reduction in the Revolver to $21,000,000, subject to a borrowing base, (the "Amended Revolver") and a change in the maturity date to October 1, 2002. In addition, $4,000,000 of the Amended Revolver was converted into a term loan (the "Term Loan"), which matured on June 28, 2002. The Banks had initially granted a forbearance of the collection of the indebtedness until August 12, 2002. This agreement has been renegotiated and grants the Company an extension of the forbearance period until October 1, 2002 in order to allow the Company additional time to complete alternative financing.

         The Company is currently negotiating with a number of alternative lenders to obtain a new credit facility with one or more of these alternative lenders. However, if alternative financing sources are not available, management will take additional actions to meet liquidity needs.

Item 7.           Financial Statements and Exhibits.


         (c)    Exhibits

                  10.54 Second Amendment to the Forbearance Agreement dated August 12, 2002 among Baldwin Americas Corporation, Baldwin Europe Consolidated Inc., and Baldwin Asia Pacific Corporation, as Borrowers, and Baldwin Technology Company, Inc., Baldwin Technology Corporation, Baldwin Europe Consolidated BV, Baldwin Graphic Systems, Inc., Baldwin Kansa Corporation, Baldwin Germany GmbH and Baldwin Japan Ltd., as Guarantors, and Fleet National Bank and First Union National Bank as Lenders (filed herewith).


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             BALDWIN TECHNOLOGY COMPANY, INC.

                                                            (REGISTRANT)

                                             By:    /s/ VIJAY C. THARANI
                                                --------------------------------
                                                        VIJAY C. THARANI
                                                    (CHIEF FINANCIAL OFFICER)

Dated: August 12, 2002


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